Sub-Item 77O: Transactions effected pursuant to Rule 10f-3

PNC FUNDS, INC.
(the Company)

Record of Securities Purchased
Under the Company's Rule 10f-3 Procedures

1.Name of Purchasing Portfolio: PNC Total Return Bond Fund
2.Issuer: Washington Post
3.Date of Purchase: 1/27/2009
4.Underwriter from whom purchased: Citigroup
5.Name of Affiliated Underwriter (as defined in Company's
procedures) managing or participating in syndicate (attach
list of all members of syndicate): PNC Capital Markets
6.Aggregate principal amount of purchase: $455,000.00
7.Aggregate principal amount of offering: $400,000,000.00
8.Purchase price (net of fees and expenses): $99.614
9.Date offering commenced: 1/27/2009
10.Offering price at end of first day on which any sales
were made: 1/28 $99.614, 1/29 $99.3349
11.Commission, spread or profit: Underwriting spread/fee 0.0065%
                                 $2,957.50 underwriting profit on
				   $455,000 purchase
12.Have the following conditions been satisfied:
                                                         YES            NO
a.The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                  X

b.The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                     X

c.The underwriting was a firm commitment
underwriting.                                            X

d.The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                       X

e.In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).              X

f.The amount of such securities purchased by
all of the Funds and any other investment
companies advised by PNC Capital
Advisors, Inc., Delaware Management
Company, Morgan Stanley Investment
Management Limited or Artio Global Management LLC did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                X

g.No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                        X

This form was certified by: /s/Brendan J. Burke
Date: 1/27/2009 pg. 1 updated 1/30/09 BJB 2/2/09
Print Name: Brendan J. Burke



PNC FUNDS, INC.
(the Company)

Record of Securities Purchased
Under the Company's Rule 10f-3 Procedures

1.Name of Purchasing Portfolio: PNC Total Return Bond Fund
2.Issuer: Marathon Oil
3.Date of Purchase: 2/11/2009
4.Underwriter from whom purchased: Morgan Stanley
5.Name of Affiliated Underwriter (as defined in Company's
procedures) managing or participating in syndicate (attach
list of all members of syndicate): National City Investments
6.Aggregate principal amount of purchase: $110,000.00
7.Aggregate principal amount of offering: $800,000,000.00
8.Purchase price (net of fees and expenses): $99.296 issue price
9.Date offering commenced: 2/11/2009
10.Offering price at end of first day on which any sales
were made: $100.549
11.Commission, spread or profit: Underwriting spread/fee 0.65%
                                 $715.00 underwriting profit on
                                 $110,000 purchase
12.Have the following conditions been satisfied:
                                                         YES            NO
a.The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                  X

b.The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                     X

c.The underwriting was a firm commitment
underwriting.                                            X

d.The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                       X

e.In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).              X

f.The amount of such securities purchased by
all of the Funds and any other investment
companies advised by PNC Capital
Advisors, Inc., Delaware Management
Company, Morgan Stanley Investment
Management Limited or Artio Global Management LLC did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                X

g.No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                        X

This form was certified by: /s/Brendan J. Burke
Date: 6/2/2009
Print Name: Brendan J. Burke





PNC FUNDS, INC.
(the Company)

Record of Securities Purchased
Under the Company's Rule 10f-3 Procedures

1.Name of Purchasing Portfolio: PNC Total Return Bond Fund
2.Issuer: National Fuel Gas
3.Date of Purchase: 4/1/2009
4.Underwriter from whom purchased: JP Morgan
5.Name of Affiliated Underwriter (as defined in Company's
procedures) managing or participating in syndicate (attach
list of all members of syndicate): PNC
6.Aggregate principal amount of purchase: $375,000.00
7.Aggregate principal amount of offering: $250,000,000.00
8.Purchase price (net of fees and expenses): 99.762 issue price, 99.112
					       underwriters price
9.Date offering commenced: 4/1/2009
10.Offering price at end of first day on which any sales
were made: 4/1  100
11.Commission, spread or profit: Underwriting spread/fee 0.65%
                                 $2437.50 underwriting profit on
$375,000 purchase
12.Have the following conditions been satisfied:
                                                         YES            NO
a.The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                  X

b.The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                     X

c.The underwriting was a firm commitment
underwriting.                                            X

d.The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                       X

e.In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).              X

f.The amount of such securities purchased by
all of the Funds and any other investment
companies advised by PNC Capital
Advisors, Inc., Delaware Management
Company, Morgan Stanley Investment
Management Limited or Artio Global Management LLC did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                X

g.No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                        X

This form was certified by: /s/Brendan J. Burke
Date: 5/4/2009
Print Name: Brendan J. Burke





PNC FUNDS, INC.
(the Company)

Record of Securities Purchased
Under the Company's Rule 10f-3 Procedures

1.Name of Purchasing Portfolio: PNC Capital Opportunities Fund
2.Issuer: Rosetta Stone Inc.

3.Date of Purchase: 4/15/2009
4.Underwriter from whom purchased: Morgan Stanley
5.Name of Affiliated Underwriter (as defined in Company's
procedures) managing or participating in syndicate (attach
list of all members of syndicate): William Blair
6.Aggregate principal amount of purchase: $183,600
7.Aggregate principal amount of offering: $112,500,000
8.Purchase price (net of fees and expenses): $18.00
9.Date offering commenced: 4/09/09
10.Offering price at end of first day on which any sales
were made: 25.12
11.Commission, spread or profit: 0.75%; $7,650
12.Have the following conditions been satisfied:
                                                         YES            NO
a.The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                  X

b.The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                     X

c.The underwriting was a firm commitment
underwriting.                                            X

d.The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                       X

e.In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).              X

f.The amount of such securities purchased by
all of the Funds and any other investment
companies advised by PNC Capital
Advisors, Inc., Delaware Management
Company, Morgan Stanley Investment
Management Limited, Artio Global Management LLC and
GE Asset Management Inc. did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                X

g.No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                        X

This form was certified by: /s/Marshall Bassett
Date: 5/19/2009




PNC FUNDS, INC.
(the Company)

Record of Securities Purchased
Under the Company's Rule 10f-3 Procedures

1.Name of Purchasing Portfolio: PNC Capital Opportunities Fund
2.Issuer: DigitalGlobe Inc.

3.Date of Purchase: May 13, 2009
4.Underwriter from whom purchased: Morgan Stanley
5.Name of Affiliated Underwriter (as defined in Company's
procedures) managing or participating in syndicate (attach
list of all members of syndicate): Morgan Stanley
6.Aggregate principal amount of purchase: $174,800.00
7.Aggregate principal amount of offering: $279,300.00
8.Purchase price (net of fees and expenses): $19.00
9.Date offering commenced: 5/13/09
10.Offering price at end of first day on which any sales
were made: 21.50
11.Commission, spread or profit: 0.798%; $7,341.60
12.Have the following conditions been satisfied:
                                                         YES            NO
a.The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                  X

b.The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                     X

c.The underwriting was a firm commitment
underwriting.                                            X

d.The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                       X

e.In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).              X

f.The amount of such securities purchased by
all of the Funds and any other investment
companies advised by PNC Capital
Advisors, Inc., Delaware Management
Company, Morgan Stanley Investment
Management Limited, Artio Global Management LLC and
GE Asset Management Inc. did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                X

g.No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                        X

This form was certified by: /s/Marshall Bassett
Date: 6/9/09



PNC FUNDS, INC.
(the Company)

Record of Securities Purchased
Under the Company's Rule 10f-3 Procedures

1.Name of Purchasing Portfolio: PNC International Equity Fund 2.Issuer: Iberdrola SA
3.Date of Purchase: June 18, 2009
4.Underwriter from whom purchased: Merrill Lynch
5.Name of Affiliated Underwriter (as defined in Company's procedures) managing or participating in syndicate (attach list of all members of syndicate): Morgan Stanley & Company
				     International PLC
Other syndicate members:
JP Morgan Securities Ltd/London
Merrill Lynch International Ltd

6.Aggregate principal amount of purchase: 9,576 shares
7.Aggregate principal amount of offering: 250,000,000 shares
8.Purchase price (net of fees and expenses): $5.30 (local) $7.40 (USD) 9.Date offering commenced: June 17, 2009
10.Offering price at end of first day on which any sales
were made: $5.385
11.Commission, spread or profit: $74,682.25
12.Have the following conditions been satisfied:
                                                         YES            NO
a.The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                  X

b.The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                     X

c.The underwriting was a firm commitment
underwriting.                                            X

d.The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                       X

e.In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).              X

f.The amount of such securities purchased by
all of the Funds and any other investment
companies advised by PNC Capital
Advisors, Inc., Delaware Management
Company, Morgan Stanley Investment
Management Limited or Artio Global Management LLC did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                X

g.No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                        X*

This form was certified by: /s/Robert Herlihy
Date: July 13,2009
Print Name: Robert Herlihy, S.V.P. and Chief Compliance Officer